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                     U.S SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                      DATE OF REPORT:  NOVEMBER 27, 2001


                         COMMISSION FILE NUMBER 0-28118



                             UNIONBANCAL CORPORATION




                       STATE OF INCORPORATION: CALIFORNIA
                 I.R.S. EMPLOYER IDENTIFICATION NO. 94-1234979


                             400 CALIFORNIA STREET
                          SAN FRANCISCO, CA 94104-1302
                              TEL. (415) 765-2969

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No
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ITEMS 1-4. NOT APPLICABLE.

ITEM 5. OTHER EVENTS.

     In connection with Registration Statement Nos. 333-67581, 333-67581-01, 333-67581-02, 333-67581-03, and 333-67581-04, UnionBanCal Corporation hereby files the Exhibits enumerated in Item 7, below.

ITEM 6. NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed herewith:

Exhibit No.          Description of Exhibit
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   1                Underwriting Agreement
   4                Officer's Certificate, dated November 30, 2001

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 UNIONBANCAL CORPORATION
                                      (Registrant)


                             BY:  /s/ DAVID I. MATSON
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                                      David I. Matson
                                  Executive Vice President
                                   Chief Financial Officer


                             DATED:  November 27, 2001